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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



             Date of earliest event reported: March 11, 2004



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Items.

  On March 11, 2004, President Casinos, Inc. announced that, in a consensual agreement with certain Bondholders, it has filed the necessary papers with the Bankruptcy Court whereby it will undertake a process to evaluate the strategic alternatives for its Biloxi subsidiaries, President Broadwater Hotel, LLC, President Riverboat Casino-Mississippi, Inc. and Vegas Vegas, Inc. (collectively, the "Biloxi Subsidiaries") which may include a sale, joint venture or refinancing. Pursuant to this process, the Biloxi Subsidiaries have retained Innovation Capital Holding, LLC to assist the Company in reviewing its alternatives and evaluating prospective transaction proposals.
A copy of the Company's press release dated March 11, 2004, is included as
Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2004

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

  99.1     Press Release dated March 11, 2004.